--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-65955) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                        POST EFFECTIVE AMENDMENT NO. 26
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 26
                         VANGUARD TRUSTEES' EQUITY FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 P.O. BOX 2600,
                             VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)
                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000
                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482
              IT IS PROPOSED THAT THE AMENDMENT BECOME EFFECTIVE:
 on April 30, 1999, pursuant to paragraph (b) of Rule 485 of the Securities Act of 1933.
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1998 ON MARCH 29, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VANGUARD TRUSTEES' EQUITY FUND

                             CROSS REFERENCE SHEET

 FORM N-1A
ITEM NUMBER                                           LOCATION IN PROSPECTUS
-----------                                           ----------------------
Item 1.      Front and Back Cover Pages.............  Front and Back Cover Pages
Item 2.      Risk/Return Summary: Investments,
             Risks, and Performance.................  Fund Profile
Item 3.      Risk/Return Summary: Fee Table.........  Fee Table
Item 4.      Investment Objectives, Principal
             Investment Strategies, and Related
             Risks..................................  A Word About Risk; Who Should Invest;
                                                      Primary Investment Strategies
Item 5.      Management's Discussion of Fund
             Performance............................  The Fund and Vanguard; Investment
                                                      Adviser
Item 6.      Management, Organization, and Capital
             Structure..............................  Herein incorporated by reference from
                                                      Registrant's Annual Report to
                                                      Shareholders dated December 31, 1998
                                                      filed with the Securities and Exchange
                                                      Commission's EDGAR system on March 1,
                                                      1999.
Item 7.      Shareholder Information................  Share Price; Dividends, Capital Gains,
                                                      and Taxes; Investing with Vanguard
Item 8.      Distribution Arrangements..............  Not Applicable
Item 9.      Financial Highlights Information.......  Financial Highlights

 FORM N-1A                                                     LOCATION IN STATEMENT
ITEM NUMBER                                                  OF ADDITIONAL INFORMATION
-----------                                                  -------------------------
Item 10.     Cover Page and Table of Contents.......  Cover Page; Table of Contents
Item 11.     Fund History...........................  Description of the Trust
Item 12.     Description of the Fund and its
             Investments and Risks..................  Investment Policies; Description of the
                                                      Trust; and Fundamental Investment
                                                      Limitations
Item 13.     Management of the Funds................  Management of the Trust
Item 14.     Control Persons and Principal Holders
             of Securities..........................  Management of the Trust
Item 15.     Investment Advisory and Other
             Services...............................  Investment Advisory Services
Item 16.     Brokerage Allocation and other
             Practices..............................  Portfolio Transactions
Item 17.     Capital Stock and Other Securities.....  Description of the Trust
Item 18.     Purchase, Redemption, and Pricing of
             Shares.................................  Purchase of Shares; Redemption of
                                                      Shares; and Share Price
Item 19.     Taxation of the Fund...................  Description of the Trust
Item 20.     Underwriters...........................  Not Applicable
Item 21.     Calculation of Performance Data........  Yield and Total Return
Item 22.     Financial Statements...................  Financial Statements

VANGUARD INTERNATIONAL VALUE FUND

Prospectus
April 30, 1999
An International Stock Mutual Fund

CONTENTS

1        FUND PROFILE
3        ADDITIONAL INFORMATION
3        A WORD ABOUT RISK
3        WHO SHOULD INVEST
4        PRIMARY INVESTMENT STRATEGIES
7        THE FUND AND VANGUARD
8        INVESTMENT ADVISER
8        YEAR 2000 CHALLENGE
9        DIVIDENDS, CAPITAL GAINS, AND TAXES
10       SHARE PRICE
11       FINANCIAL HIGHLIGHTS
12       INVESTING WITH VANGUARD
12       SERVICES AND ACCOUNT FEATURES
13       TYPES OF ACCOUNTS
13       BUYING SHARES
15       REDEEMING SHARES
18       TRANSFERRING REGISTRATION
18       FUND AND ACCOUNT UPDATES
GLOSSARY (inside back cover)

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard International Value Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard International Value Fund.

INVESTMENT OBJECTIVE
The Fund is an international stock fund that seeks to provide long-term capital growth and some income.
INVESTMENT STRATEGIES
The Fund invests primarily in large and medium-size companies located outside the United States whose common stocks are considered by the Fund's adviser to be undervalued. Such stocks, called "value" stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks therefore may be below-average in comparison to such fundamental factors as earnings, revenue, and book-value. Such stocks often provide an above-average dividend yield.
PRIMARY RISKS
THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS. The Fund is also subject to:

- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.

- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.
- Investment style risk, which is the chance that returns from value stocks will trail returns from other asset classes or the overall stock market.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.
                              ANNUAL TOTAL RETURNS

                        [ANNUAL TOTAL RETURNS BAR GRAPH]


                           1989                25.97%
                           1990                12.26%
                           1991                 9.96%
                           1992                 8.72%
                           1993                30.49%
                           1994                 5.25%
                           1995                 9.65%
                           1996                10.22%
                           1997                 4.58%
                           1998                19.46%





   During the period shown in the bar chart, the highest return for a calendar quarter was 20.62% (quarter ended December 31, 1998) and the lowest return for a quarter was - 18.00% (quarter ended September 30, 1990).

         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998

                                                         1 Year        5 Years      10 Years
         -----------------------------------------------------------------------------------
         Vanguard International Value Fund               19.46%        7.71%          7.70%
         MSCI EAFE Index*                                20.33         9.50           5.85
         -----------------------------------------------------------------------------------
         *Morgan Stanley Capital International Europe, Australasia, Far East Index.
         -----------------------------------------------------------------------------------

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

                                PLAIN TALK ABOUT
                                  FUND EXPENSES
All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Fund's expense ratio in fiscal year 1998 was 0.52%, or $5.20 per $1,000 of average net assets. The average international stock mutual fund had expenses in 1998 of 1.66%, or $16.60 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.
FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                                                None
Sales Charge (Load) Imposed on Reinvested Dividends:                                     None
Redemption Fees:                                                                         None
Exchange Fees:                                                                           None
ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                                                    0.43%
12b-1 Distribution Fees:                                                                 None
Other Expenses:                                                                         0.09%
  TOTAL ANNUAL FUND OPERATING EXPENSES:                                                 0.52%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

          1 YEAR        3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------
            $53          $167         $291          $653
-------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS
Distributed annually in December
INVESTMENT ADVISER
Phillips & Drew (formerly known as UBS International Investment London Limited), London, England, since March 31, 1996

INCEPTION DATE
May 16, 1983
NET ASSETS AS OF DECEMBER 31, 1998
$806 million
SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION
IntlVal

VANGUARD FUND NUMBER
046

CUSIP NUMBER
921939203

TICKER SYMBOL
VTRIX


A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Value Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard International Value Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [FLAG GRAPHIC] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

-        You are seeking investment opportunities outside the United States.

- You wish to add a value-oriented international stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

- You are seeking growth of capital over the long term -- at least five years -- along with some income.

- You characterize your investment temperament as "relatively aggressive."

                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).

   The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-        The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth in capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, currency risk, country risk, investment style risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.
MARKET EXPOSURE
The Fund is a value-oriented fund that invests primarily in the common stocks of large and medium-size non-U.S. companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in foreign stocks in at least three different countries.
                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS
Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

[FLAG GRAPHIC]   THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE
                 POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT
                 OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES,
                 WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

                 IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

              INTERNATIONAL STOCK MARKET RETURNS (1969 - 1998)
--------------------------------------------------------------
              1 YEAR      5 YEARS     10 YEARS      20 YEARS
--------------------------------------------------------------
Best           69.9%       36.5%        22.8%        16.3%
Worst         -23.2         1.5          5.9         12.0
Average        14.7        13.6         14.9         14.7
--------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1998. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 14.9%, compared to 11.0% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

   Keep in mind, too, that because Vanguard International Value Fund's holdings are not identical to the MSCI EAFE Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG GRAPHIC]   THE FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY
                 THAT A STRONGER U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS
                 INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE
                 AGAINST ANOTHER COUNTRY'S CURRENCY, YOUR INVESTMENT IN THAT
                 COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S.
                 DOLLARS. ON THE OTHER HAND, A WEAKER U.S. DOLLAR GENERALLY
                 LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN
                 INVESTMENTS.

                 THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

   The transition to a common European currency -- the "euro" -- which began on January 1, 1999, is one form of country risk that the Fund faces. Although the euro conversion should have no immediate impact on the Fund's share price, it may cause uncertainty in European financial markets. If there are difficulties with the euro conversion, the Fund's European holdings could be adversely affected.

[FLAG GRAPHIC]   THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE
                 POSSIBILITY THAT RETURNS FROM VALUE STOCKS WILL TRAIL RETURNS
                 FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A
                 GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER
                 -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS
                 HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Phillips & Drew, adviser to the Fund, believes that research is the key to selecting securities for an international stock fund. Much of this research takes the form of on-site visits. In 1998, for instance, Phillips & Drew investment analysts visited approximately 1,450 companies.

   To be considered for Vanguard International Value Fund, a company should -- looking at its history and compared to similar companies -- be cheap statistically (that is, have an above-average yield and a relatively low price considering its earnings, book value, and cash flow); be out of favor with investors; and have a management that is motivated to make positive changes and work for its shareholders.

   The adviser decides whether -- and how much -- to invest in each country by first determining how many of a country's companies meet Phillips & Drew's value criteria. Other factors in Phillips & Drew's country selection process include the size of the market and the variety of investment opportunities available within the market.

   The Fund is run by Phillips & Drew according to traditional methods of active investment management. This means that securities are selected according to Phillips & Drew's judgments about companies and their financial prospects, within the context of the stock market and the economy in general. A security will be sold when it is no longer as attractive as an alternative investment.

   The Fund is generally managed without regard to tax ramifications.

[FLAG GRAPHIC]   THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY
                 THAT THE ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.

                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all international stock funds is approximately 80%, according to Morningstar, Inc.

TURNOVER RATE
Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 49%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS
Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

   The Fund may enter into forward foreign currency contracts, which help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the Fund's securities from falling in value during foreign market downswings.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

Phillips & Drew will use these contracts to eliminate some of the uncertainty of foreign exchange rates -- but will not speculate on changes in the market.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of its total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

   The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $470 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Phillips & Drew (formerly UBS International Investment London Limited), is an investment advisory firm founded in 1987. As of December 31, 1998, Phillips & Drew managed more than $6 billion in assets. The manager responsible for overseeing the implementation of Phillips & Drew's strategy for Vanguard International Value Fund is:

   WILSON PHILLIPS, CFA, Investment Manager; has worked in investment management since 1980; has managed assets since 1981; with Phillips & Drew since 1987; advised the Fund since 1996; B.Sc., Glasgow University.


INVESTMENT ADVISER

The Fund employs Phillips & Drew (formerly known as UBS International Investment London Limited), Triton Court, 14 Finsbury Square, London EC2A 1PD, as its investment adviser. Phillips & Drew manages the Fund subject to the control of the Trustees and officers of the Fund.

   Phillips & Drew's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   In addition, Phillips & Drew's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared to the cumulative total return of the MSCI EAFE Index over the same period. Note that this incentive/penalty fee structure will not be fully operable until June 30, 1999. Until then, Phillips & Drew's fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Fund are described in the Fund's Statement of Additional Information dated April 30, 1999.

   For the year ended December 31, 1998, the advisory fee paid to Phillips & Drew represented an effective annual rate of 0.16% of the Fund's average net assets before a decrease of 0.04% based on performance.

   The Fund has authorized Phillips & Drew to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, Phillips & Drew may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Phillips & Drew is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Phillips & Drew or the Fund. Also, the Fund may direct Phillips & Drew to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Phillips & Drew or as an additional adviser. However, any such change will be communicated to shareholders in writing.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.

                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received -- even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December -- if paid to you by the end of January -- are taxed as if they had been paid to you in December.

    Vanguard will send you a statement each year showing the tax status of all your distributions. If you have chosen to receive dividend and/or capital gains distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, we will change the distribution option so that all dividends and other distributions are automatically invested in additional shares. We will not pay interest on uncashed distribution checks. n The dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. n Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund.

- Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of its ordinary investment activities. Consequently, distributions may vary considerably from year to year.

- If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

- Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities. If you meet certain holding period requirements, an offsetting tax credit or deduction may be available. If you do not meet these requirements, you may still be entitled to a deduction for certain foreign taxes.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.) You should consult your tax adviser about the tax consequences of an investment in the Fund.

   IMPORTANT NOTE: By law, the Fund must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                           TOTAL ASSETS   -   LIABILITIES
               NET ASSET VALUE    =   ------------------------------------------
                                           NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day. Because foreign securities markets may operate on days which are not business days in the United States, the value of the Fund's holdings may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

   A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees. The Fund also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of the primary markets or exchanges on which such security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is INTLVAL.

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $22.64 per share. During the year, the Fund earned $.77 per share from investment income (interest and dividends) and $3.64 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $1.96 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($4.41 per share) minus the distributions ($1.96 per share) resulted in a share price of $25.09 at the end of the year. This was an increase of $2.45 per share (from $22.64 at the beginning of the year to $25.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 19.46% for the year.

   As of December 31, 1998, the Fund had $806 million in net assets. For the year, its expense ratio was 0.52% ($5.20 per $1,000 of net assets); and net investment income amounted to 2.77% of its average net assets. It sold and replaced securities valued at 39% of its net assets.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

                                                                VANGUARD INTERNATIONAL VALUE FUND
                                                                       YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------
                                                       1998        1997        1996        1995        1994
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $22.64      $27.54      $31.11      $31.48      $31.04
INVESTMENT OPERATIONS
  Net Investment Income                                  .77        .690         .82         .750        .55
  Net Realized and Unrealized Gain (Loss)
   on Investments                                       3.64      (1.945)       2.20        2.185       1.08
                                                      --------------------------------------------------------
   Total from Investment Operations                     4.41      (1.255)       3.02        2.935       1.63
                                                      --------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (1.06)      (.690)       (.82)       (.790)      (.56)
  Distributions from Realized Capital Gains             (.90)     (2.955)      (5.77)      (2.515)      (.63)
                                                      --------------------------------------------------------
   Total Distributions                                 (1.96)     (3.645)      (6.59)      (3.305)     (1.19)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $25.09     $22.64       $27.54      $31.11      $31.48
==============================================================================================================
TOTAL RETURN                                           19.46%     -4.58%       10.22%       9.65%       5.25%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                    $806       $777         $917        $988      $1,053
  Ratio of Total Expenses to
   Average Net Assets                                   0.52%      0.49%        0.50%       0.47%       0.34%
  Ratio of Net Investment Income to
   Average Net Assets                                   2.77%      2.36%        2.50%       2.29%       1.71%
  Turnover Rate                                           39%        37%          82%         47%         40%
==============================================================================================================


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

         Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

         The following sections of the prospectus briefly explain the many services we offer. Booklets providing detailed information are available on the services marked with a [OPEN BOOKLET GRAPHIC]. Please call us to request copies.


SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares, or to obtain fund or account information.

TELEPHONE REDEMPTIONS (SALES AND EXCHANGES)
Automatically set up for this Fund unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT SERVICE(TM) [OPEN BOOKLET GRAPHIC]
Automatic method for depositing your paycheck or U.S. government payment (including Social Security and government pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE SERVICE(TM) [OPEN BOOKLET GRAPHIC]
Automatic method for moving a fixed amount of money from one Vanguard fund account to another.

VANGUARD FUND EXPRESS(R) [OPEN BOOKLET GRAPHIC]
Electronic method for buying or selling shares. You can transfer money between your Vanguard fund account and an account at your bank, savings and loan, or credit union on a systematic schedule or whenever you wish.

VANGUARD DIVIDEND EXPRESS(TM) [OPEN BOOKLET GRAPHIC]
Electronic method for transferring dividend and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account.

VANGUARD TELE-ACCOUNT(R) 1-800-662-6273 (ON-BOARD) [OPEN BOOKLET GRAPHIC] Toll-free 24-hour access to Vanguard fund and account information -- as well as some transactions -- by using any touch-tone phone. Tele-Account provides total return, share price, price change, and yield quotations for all Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

ACCESS VANGUARD(TM) www.vanguard.com [COMPUTER TERMINAL GRAPHIC]
You can use your personal computer to perform certain transactions for most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send to you, by mail, an account access password that allows you to process the following financial and administrative transactions online:

-        Open a new account.*

-        Buy, sell, or exchange shares of most funds.

-        Change your name/address.

- Add/change fund options (including dividend options, Vanguard Fund Express, bank instructions, checkwriting, and Vanguard Automatic Exchange Service).

*Only current Vanguard shareholders can open a new account online, by exchanging shares from other existing Vanguard accounts.

INVESTOR INFORMATION DEPARTMENT: 1-800-662-7447 (SHIP) TEXT TELEPHONE:
1-800-952-3335 Call Vanguard for information on our funds, fund services, and retirement accounts, and to request literature.

CLIENT SERVICES DEPARTMENT: 1-800-662-2739 (CREW) TEXT TELEPHONE: 1-800-662-2738 Call Vanguard for information on your account, account transactions, and account statements.

SERVICES FOR CLIENTS OF VANGUARD'S INSTITUTIONAL DIVISION: 1-888-809-8102 Vanguard's Institutional Division offers a variety of specialized services for large institutional investors, including the ability to effect account transactions through private electronic networks and third-party recordkeepers.

TYPES OF ACCOUNTS

Individuals and institutions can establish a variety of accounts with Vanguard.

FOR ONE OR MORE PEOPLE
Open an account in the name of one (individual) or more (joint tenants) people.

FOR HOLDING PERSONAL TRUST ASSETS [OPEN BOOKLET GRAPHIC]
Invest assets held in an existing personal trust.

FOR INDIVIDUAL RETIREMENT ACCOUNTS [OPEN BOOKLET GRAPHIC]
Open a traditional IRA account or a Roth IRA account. Eligibility and other requirements are established by federal law and Vanguard custodial account agreements. For more information, please call 1-800-662-7447 (SHIP).

FOR AN ORGANIZATION [OPEN BOOKLET GRAPHIC]
Open an account as a corporation, partnership, endowment, foundation, or other entity.

FOR THIRD-PARTY TRUSTEE RETIREMENT INVESTMENTS
Open an account as a retirement trust or plan based on an existing corporate or institutional plan. These accounts are established by the trustee of the existing plan.

VANGUARD PROTOTYPE PLANS
Open a variety of retirement accounts using Vanguard prototype plans for individuals, sole proprietorships, and small businesses. For more information, please call 1-800-662-2003.

A NOTE ON INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Fund shares through a financial intermediary such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees or other policies. Consult your intermediary to determine when your order will be priced.


BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request. As long as your request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will buy your shares at that day's net asset value.

MINIMUM INVESTMENT TO . . .
open a new account
$3,000 (regular account); $1,000 (traditional IRAs and Roth IRAs).

add to an existing account
$100 by mail or exchange; $1,000 by wire.

A NOTE ON LOW BALANCES
The Fund reserves the right to close any nonretirement account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in June if your nonretirement account balance falls below $2,500. The fee is waived if your total Vanguard account assets are $50,000 or more.

BY MAIL TO . . . [ENVELOPE GRAPHIC]
open a new account
Complete and sign the application form and enclose your check.

add to an existing account
Mail your check with an Invest-By-Mail form detached from your confirmation statement to the address listed on the form.

Make your check payable to: The Vanguard Group - 46
All purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2600                       455 Devon Park Drive
Valley Forge, PA 19482-2600         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

BY TELEPHONE TO . . . [TELEPHONE GRAPHIC] open a new account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type).

add to an existing account
Call Vanguard Tele-Account* 24 hours a day -- or Client Services during business hours -- to exchange from another Vanguard fund account with the same registration (name, address, taxpayer identification number, and account type). Use Vanguard Fund Express (see "Services and Account Features") to transfer assets from your bank account. Call Client Services before your first use to verify that this option is in place.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

*You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once you've requested a telephone transaction and a confirmation number has been assigned, the transaction cannot be revoked. We reserve the right to refuse any purchase request.

BY WIRE TO OPEN A NEW ACCOUNT OR ADD TO AN EXISTING ACCOUNT [WIRE GRAPHIC]
Call Client Services to arrange your wire transaction. Wire transactions are not available for retirement accounts, except for asset transfers and direct rollovers.

Wire to:
FRB ABA 021001088
HSBC Bank USA

For credit to:
Account: 000112046
Vanguard Incoming Wire Account

In favor of:
Vanguard International Value Fund - 46
[Account number, or temporary number for a new account]
[Registered account owner/s]
[Registered address]

         You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

A NOTE ON LARGE PURCHASES
It is important that you call Vanguard before you invest a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES

This section describes how you can redeem -- that is, sell or exchange -- the Fund's shares.

When Selling Shares:

- Vanguard sends the redemption proceeds to you or a designated third party.*

-        You can sell all or part of your Fund shares at any time.

*May require a signature guarantee; see footnote on page 17.

When Exchanging Shares:

- The redemption proceeds are used to purchase shares of a different Vanguard fund.

-        You must meet the receiving fund's minimum investment requirements.

- Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

In both cases, your transaction will be based on the Fund's next-determined share price, subject to any special rules discussed in this prospectus. For exchanges, the purchase side of the transaction will be based on the receiving fund's next-determined share price, again subject to any special rules discussed in this prospectus.

NOTE: Once a redemption is processed and a confirmation number given, the transaction CANNOT be canceled.

HOW TO REQUEST A REDEMPTION
You can request a redemption from your Fund account in any one of three ways: online, by telephone, or by mail.

ONLINE REQUESTS [COMPUTER TERMINAL GRAPHIC]
ACCESS VANGUARD at www.vanguard.com
You can use your personal computer to sell or exchange shares of most Vanguard funds by accessing our website. To establish this service, you must register through the website. We will then send you, by mail, an account access password that will enable you to sell or exchange shares online (as well as perform other transactions).

         NOTE: The Vanguard funds whose shares you cannot exchange online or by telephone are VANGUARD U.S. STOCK INDEX FUNDS, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL STOCK INDEX FUNDS, VANGUARD REIT INDEX FUND, VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND, AND VANGUARD GROWTH AND INCOME FUND. These funds do, however, permit online and telephone exchanges within IRAs and other retirement accounts. If you sell shares of these funds online, you will receive a redemption check at your address of record.

TELEPHONE REQUESTS [TELEPHONE GRAPHIC]
All Account Types Except Retirement:
Call Vanguard Tele-Account 24 hours a day -- or Client Services during business hours -- to sell or exchange shares. You can exchange shares from this Fund to open an account in another Vanguard fund or to add to an existing Vanguard fund account with an identical registration.

Retirement Accounts:
You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

Vanguard Tele-Account               Client Services
1-800-662-6273                      1-800-662-2739

SPECIAL INFORMATION: We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. While telephone redemption is easy and convenient, this account feature involves a risk of loss from unauthorized or fraudulent transactions. Vanguard will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and immediately reviewing any account statements that we send to you. Make sure to contact Vanguard immediately about any transaction you believe to be unauthorized. We reserve the right to refuse a telephone redemption if the caller is unable to provide:

[CHECK MARK GRAPHIC] The ten-digit account number.

[CHECK MARK GRAPHIC] The name and address exactly as registered on the account.

[CHECK MARK GRAPHIC] The primary Social Security or employer identification number as registered on the account.

[CHECK MARK GRAPHIC] The Personal Identification Number, if applicable.

         Please note that Vanguard will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity. If you wish to remove the telephone redemption feature from your account, please notify us in writing.

A NOTE ON UNUSUAL CIRCUMSTANCES
Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in this section.

MAIL REQUESTS [ENVELOPE GRAPHIC]
All Account Types Except Retirement:
Send a letter of instruction signed by all registered account holders. Include the fund name and account number and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the fund you want to exchange into and a dollar amount or number of shares. To exchange into an account with a different registration (including a different name, address, taxpayer identification number, or account type), you must provide Vanguard with written instructions that include the guaranteed signatures of all current owners of the fund from which you wish to redeem.

Vanguard Retirement Accounts: For information on how to request distributions from:

-        Traditional IRAs and Roth IRAs -- call Client Services.

- SEP - IRAs, SIMPLE IRAs, 403(b)(7) custodial accounts, and Profit-Sharing and Money Purchase Pension (Keogh) Plans -- call Individual Retirement Plans at 1-800-662-2003.

Depending on your account registration type, additional documentation may be required.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1120                       455 Devon Park Drive
Valley Forge, PA 19482-1120         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division ...

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815

A NOTE ON LARGE REDEMPTIONS
It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all fund shareholders and so reserve the right to delay delivery of your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.

         If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind, i.e., in securities, rather than in cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

OPTIONS FOR REDEMPTION PROCEEDS
You may receive your redemption proceeds in one of two ways: check, or exchange to another Vanguard fund.

CHECK REDEMPTIONS
Normally, Vanguard will mail your check within two business days of a redemption.

EXCHANGE REDEMPTIONS
As described above, an exchange involves using the proceeds of your redemption to purchase shares of another Vanguard fund.

FOR OUR MUTUAL PROTECTION
For your best interests and ours, Vanguard applies these additional requirements to redemptions:

REQUEST IN "GOOD ORDER"
All redemption requests must be received by Vanguard in "good order." This means that your request must include:

[CHECK MARK GRAPHIC] The Fund name and account number.

[CHECK MARK GRAPHIC] The amount of the transaction (in dollars or shares).

[CHECK MARK GRAPHIC] Signatures of all owners exactly as registered on the account (for mail requests).

[CHECK MARK GRAPHIC] Signature guarantees (if required).*

[CHECK MARK GRAPHIC] Any supporting legal documentation that may be required.

[CHECK MARK GRAPHIC] Any outstanding certificates representing shares to be redeemed.

*For instance, a signature guarantee must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. A signature guarantee can be obtained from most banks, credit unions, and licensed brokers.

TRANSACTIONS ARE PROCESSED AT THE NEXT-DETERMINED SHARE PRICE AFTER VANGUARD HAS RECEIVED ALL REQUIRED INFORMATION.

LIMITS ON ACCOUNT ACTIVITY
Because excessive account transactions can disrupt management of the Fund and increase the Fund's costs for all shareholders, Vanguard limits account activity as follows:

- You may make no more than TWO SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND during any 12-month period.

-        Your round trips through the Fund must be at least 30 days apart.

-        The Fund may refuse a share purchase at any time, for any reason.

- Vanguard may revoke an investor's telephone exchange privilege at any time, for any reason.

A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to/from another Vanguard fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

RETURN YOUR SHARE CERTIFICATES
Any portion of your account represented by share certificates cannot be redeemed until you return the certificates to Vanguard. Certificates must be returned (unsigned), along with a letter requesting the sale or exchange you wish to process, via certified mail to:

The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

ALL TRADES FINAL
Vanguard will not cancel any transaction request (including any purchase or redemption) that we believe to be authentic once the request has been received and a confirmation number assigned.


TRANSFERRING REGISTRATION

You can transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to Vanguard.

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 1110                       455 Devon Park Drive
Valley Forge, PA 19482-1110         Wayne, PA 19087-1815

For clients of Vanguard's Institutional Division . . .

First-class mail to:                Express or Registered mail to:
The Vanguard Group                  The Vanguard Group
P.O. Box 2900                       455 Devon Park Drive
Valley Forge, PA 19482-2900         Wayne, PA 19087-1815


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you account and tax statements to help you keep track of your Fund account throughout the year as well as when you are preparing your income tax returns.

         In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, and the Fund's financial statements which include a listing of the Fund's holdings.

         To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one Fund report to that address -- instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department at 1-800-662-2739.

CONFIRMATION STATEMENT
Sent each time you buy, sell, or exchange shares; confirms the trade date and the amount of your transaction.

PORTFOLIO SUMMARY [OPEN BOOKLET GRAPHIC]
Mailed quarterly for most accounts; shows the market value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS
Mailed in February and August for this Fund.

TAX STATEMENTS
Generally mailed in January; report previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST REVIEW STATEMENT [OPEN BOOKLET GRAPHIC]
Issued quarterly for most taxable accounts (accompanies your Portfolio Summary); shows the average cost of shares that you redeemed during the calendar year, using the average cost single category method.##Buying Shares (continued)##Redeeming Shares (continued)##Redeeming Shares (continued)#(This page intentionally left blank.)Glossary of Investment TermsCapital Gains Distribution Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES
Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK
The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION
Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL
The amount of your own money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]

THE VANGUARD GROUP(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard International Value Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
www.vanguard.com

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-662-2738

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-2968
(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

P046N - 04/30/1999

VANGUARD INTERNATIONAL VALUE FUND

Participant Prospectus
April 30, 1999

An International Stock Mutual Fund


CONTENTS

1  FUND PROFILE

3  ADDITIONAL INFORMATION

3  A WORD ABOUT RISK

3  WHO SHOULD INVEST

4  PRIMARY INVESTMENT STRATEGIES

7  THE FUND AND VANGUARD

8  INVESTMENT ADVISER

8  YEAR 2000 CHALLENGE

9  DIVIDENDS, CAPITAL GAINS, AND TAXES

9  SHARE PRICE

10 FINANCIAL HIGHLIGHTS

11 INVESTING WITH VANGUARD

11 ACCESSING FUND INFORMATION BY COMPUTER

GLOSSARY (inside back cover)


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategies of Vanguard International Value Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

IMPORTANT NOTE

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE

The following profile summarizes key features of Vanguard International Value Fund.

INVESTMENT OBJECTIVE

The Fund is an international stock fund that seeks to provide long-term capital growth and some income.

INVESTMENT STRATEGIES

The Fund invests primarily in large and medium-size companies located outside the United States whose common stocks are considered by the Fund's adviser to be undervalued. Such stocks, called "value" stocks, often are out of favor in periods when investors are drawn to companies with strong prospects for growth. The prices of value stocks therefore may be below-average in comparison to such fundamental factors as earnings, revenue, and book-value. Such stocks often provide an above-average dividend yield.

PRIMARY RISKS

THE FUND'S TOTAL RETURN, LIKE STOCK PRICES GENERALLY, WILL FLUCTUATE WITHIN A WIDE RANGE, SO AN INVESTOR COULD LOSE MONEY OVER SHORT OR EVEN LONG PERIODS.

The Fund is also subject to:

- Currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar versus foreign currencies.

- Country risk, which is the chance that a country's economy will be hurt by political troubles, financial problems, or natural disasters.

- Investment style risk, which is the chance that returns from value stocks will trail returns from other asset classes or the overall stock market.

- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. Keep in mind that the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
                              ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
1989                                                                      25.97%
1990                                                                     -12.26%
1991                                                                       9.96%
1992                                                                      -8.72%
1993                                                                      30.49%
1994                                                                       5.25%
1995                                                                       9.65%
1996                                                                      10.22%
1997                                                                      -4.58%
1998                                                                      19.46%
--------------------------------------------------------------------------------

   During the period shown in the bar chart, the highest return for a calendar quarter was 20.62% (quarter ended December 31, 1998) and the lowest return for a quarter was -18.00% (quarter ended September 30, 1990).

2


--------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS FOR YEARS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Vanguard International Value Fund                19.46%       7.71%       7.70%
MSCI EAFE Index*                                 20.33        9.50        5.85
--------------------------------------------------------------------------------

* Morgan Stanley Capital International Europe, Australasia, Far East Index.


                                PLAIN TALK ABOUT
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.


                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Value Fund's expense ratio in fiscal year 1998 was 0.52%, or $5.20 per $1,000 of average net assets. The average international stock mutual fund had expenses in 1998 of 1.66%, or $16.60 per $1,000 of average net assets, according to Lipper Inc., which reports on the mutual fund industry.


FEES AND EXPENSES

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended December 31, 1998.

SHAREHOLDER FEES (fees paid directly from your investment)
   Sales Charge (Load) Imposed on Purchases:                                None
   Sales Charge (Load) Imposed on Reinvested Dividends:                     None
   Redemption Fees:                                                         None
   Exchange Fees:                                                           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
   Management Expenses:                                                    0.43%
   12b-1 Distribution Fees:                                                 None
   Other Expenses:                                                         0.09%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.52%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period.

--------------------------------------------------------------------------------
1 YEAR                 3 YEARS                  5 YEARS                 10 YEARS
--------------------------------------------------------------------------------
 $ 53                   $167                     $291                     $653
--------------------------------------------------------------------------------

   THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS

Distributed annually in December

INVESTMENT ADVISER

Phillips & Drew (formerly known as UBS International Investment London Limited), London, England, since March 31, 1996

INCEPTION DATE

May 16, 1983

NET ASSETS AS OF DECEMBER 31, 1998

$806 million

NEWSPAPER ABBREVIATION

IntlVal

VANGUARD FUND NUMBER

046

CUSIP NUMBER

921939203

TICKER SYMBOL

VTRIX

--------------------------------------------------------------------------------
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard International Value Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in Vanguard International Value Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about each type of risk that you would confront as a shareholder of the Fund.
--------------------------------------------------------------------------------

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

-  You are seeking investment opportunities outside the United States.

- You wish to add a value-oriented international stock fund to your existing holdings, which could include other stock investments as well as bond, money market, and tax-exempt investments.

- You are willing to accept the additional risks (country risk, currency risk, etc.) associated with international investments.

- You are seeking growth of capital over the long term -- at least five years -- along with some income.

-  You characterize your investment temperament as "relatively aggressive."


                                PLAIN TALK ABOUT
                             COSTS AND MARKET-TIMING

Some investors try to profit from market-timing -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.


   THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST IN THIS FUND IF YOU ARE A MARKET-TIMER.

4


                                PLAIN TALK ABOUT
                          VALUE FUNDS AND GROWTH FUNDS

Value investing and growth investing are two styles employed by stock fund managers. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison to such factors as earnings and book value, and these stocks typically pay above-average dividend yields. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, the prices of such stocks are typically above-average in relation to such measures as revenue, earnings, book value, and dividends. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, value funds are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations. Growth funds, by contrast, appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income).


   The Fund has adopted the following policies, among others, to discourage short-term trading:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into and out of the Fund (see "Exchanges" in the INVESTING WITH VANGUARD section).

-  The Fund reserves the right to stop offering shares at any time.


PRIMARY INVESTMENT STRATEGIES

This section explains the strategies that the investment adviser uses in pursuit of the Fund's objective, long-term growth in capital and income. It also explains how the adviser implements these strategies. In addition, this section discusses several important risks -- market risk, currency risk, country risk, investment style risk, and manager risk -- faced by investors in the Fund. The Fund's Board of Trustees oversees the management of the Fund, and may change the investment strategies in the interest of shareholders.

MARKET EXPOSURE

The Fund is a value-oriented fund that invests primarily in the common stocks of large and medium-size non-U.S. companies. Under normal circumstances, at least 65% of the Fund's total assets will be invested in foreign stocks in at least three different countries.


                                PLAIN TALK ABOUT
                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Generally, Vanguard defines large-capitalization (large-cap) funds as those holding stocks of companies whose outstanding shares have a market value exceeding $10 billion. Mid-cap funds hold stocks of companies with a market value between $1 billion and $10 billion. Small-cap funds typically hold stocks of companies with a market value of less than $1 billion.

                                PLAIN TALK ABOUT
                      THE RISKS OF INTERNATIONAL INVESTING

Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment.


[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK
       PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

       IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE AS RISKY, IF NOT MORE RISKY, THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

   To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

--------------------------------------------------------------------------------
                INTERNATIONAL STOCK MARKET RETURNS (1969 - 1998)
--------------------------------------------------------------------------------
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
--------------------------------------------------------------------------------
Best                                 69.9%       36.5%       22.8%        16.3%
Worst                               -23.2         1.5         5.9         12.0
Average                              14.7        13.6        14.9         14.7
--------------------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 1998. Keep in mind that this was a particularly favorable period for foreign markets. For instance, over 10-year periods, foreign stocks provided an average return of 14.9%, compared to 11.0% for U.S. stocks (as measured by the Standard & Poor's 500 Composite Stock Price Index) during the same time frame. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.

   Keep in mind, too, that because Vanguard International Value Fund's holdings are not identical to the MSCI EAFE Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO CURRENCY RISK, WHICH IS THE POSSIBILITY THAT A
       STRONGER U.S. DOLLAR WILL REDUCE RETURNS FOR AMERICANS INVESTING OVERSEAS. GENERALLY, WHEN THE DOLLAR RISES IN VALUE AGAINST ANOTHER COUNTRY'S CURRENCY, YOUR INVESTMENT IN THAT COUNTRY LOSES VALUE BECAUSE ITS CURRENCY IS WORTH FEWER U.S. DOLLARS. ON THE OTHER HAND, A WEAKER U.S. DOLLAR GENERALLY LEADS TO HIGHER RETURNS FOR AMERICANS HOLDING FOREIGN INVESTMENTS.

       THE FUND IS SUBJECT TO COUNTRY RISK, WHICH IS THE POSSIBILITY THAT POLITICAL EVENTS (A WAR, NATIONAL ELECTIONS), FINANCIAL PROBLEMS (RISING INFLATION, GOVERNMENT DEFAULT), OR NATURAL DISASTERS (AN EARTHQUAKE, A FLOOD) WILL WEAKEN A COUNTRY'S ECONOMY AND CAUSE INVESTMENTS IN THAT COUNTRY TO LOSE MONEY.

6


   The transition to a common European currency -- the "euro" -- which began on January 1, 1999, is one form of country risk that the Fund faces. Although the euro conversion should have no immediate impact on the Fund's share price, it may cause uncertainty in European financial markets. If there are difficulties with the euro conversion, the Fund's European holdings could be adversely affected.

[FLAG] THE FUND IS SUBJECT TO INVESTMENT STYLE RISK, WHICH IS THE POSSIBILITY
       THAT RETURNS FROM VALUE STOCKS WILL TRAIL RETURNS FROM OTHER ASSET CLASSES OR THE OVERALL STOCK MARKET. AS A GROUP, VALUE STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER -- OR WORSE -- THAN COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION

Phillips & Drew, adviser to the Fund, believes that research is the key to selecting securities for an international stock fund. Much of this research takes the form of on-site visits. In 1998, for instance, Phillips & Drew investment analysts visited approximately 1,450 companies.

   To be considered for Vanguard International Value Fund, a company should --looking at its history and compared to similar companies -- be cheap statistically (that is, have an above-average yield and a relatively low price considering its earnings, book value, and cash flow); be out of favor with investors; and have a management that is motivated to make positive changes and work for its shareholders.

   The adviser decides whether -- and how much -- to invest in each country by first determining how many of a country's companies meet Phillips & Drew's value criteria. Other factors in Phillips & Drew's country selection process include the size of the market and the variety of investment opportunities available within the market.

   The Fund is run by Phillips & Drew according to traditional methods of active investment management. This means that securities are selected according to Phillips & Drew's judgments about companies and their financial prospects, within the context of the stock market and the economy in general. A security will be sold when it is no longer as attractive as an alternative investment.

   The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT THE
       ADVISER MAY DO A POOR JOB OF SELECTING STOCKS.


                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. The average turnover rate for all international stock funds is approximately 80%, according to Morningstar, Inc.


TURNOVER RATE

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long the securities have been held. The Fund's average turnover rate for the past five years has been about 49%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.)

OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.

   The Fund may enter into forward foreign currency contracts, which help protect its holdings against unfavorable short-term changes in exchange rates. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. Managers of international stock funds use these contracts to guard against sudden, unfavorable changes in U.S. dollar/foreign currency exchange rates. The contracts will not prevent the Fund's securities from falling in value during foreign market downswings.

                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


Phillips & Drew will use these contracts to eliminate some of the uncertainty of foreign exchange rates -- but will not speculate on changes in the market.

   The Fund may also invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. This Fund will not use futures for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The value of all futures and options contracts in which the Fund acquires an interest cannot exceed 20% of its total assets.

   The reasons for which the Fund will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

- To reduce the Fund's transaction costs or add value when these instruments are favorably priced. The Fund may, from time to time, take temporary defensive measures -- such as holding cash reserves without limit -- that are inconsistent with the Fund's primary investment strategies, in response to adverse market, economic, political, or other conditions. In taking such measures, the Fund may not achieve its investment objective.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 distinct investment portfolios holding assets worth more than $470 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.


                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.

8


                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Phillips & Drew (formerly UBS International Investment London Limited), is an investment advisory firm founded in 1987. As of December 31, 1998, Phillips & Drew managed more than $6 billion in assets. The manager responsible for overseeing the implementation of Phillips & Drew's strategy for Vanguard International Value Fund is:

   WILSON PHILLIPS, CFA, Investment Manager; has worked in investment management since 1980; has managed assets since 1981; with Phillips & Drew since 1987; advised the Fund since 1996; B.Sc., Glasgow University.


INVESTMENT ADVISER

The Fund employs Phillips & Drew (formerly known as UBS International Investment London Limited), Triton Court, 14 Finsbury Square, London EC2A 1PD, as its investment adviser. Phillips & Drew manages the Fund subject to the control of the Trustees and officers of the Fund.

   Phillips & Drew's advisory fee is paid quarterly. This fee is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter.

   In addition, Phillips & Drew's advisory fee is increased or decreased, based on the cumulative investment performance of the Fund over a trailing 36-month period as compared to the cumulative total return of the MSCI EAFE Index over the same period. Note that this incentive/penalty fee structure will not be fully operable until June 30, 1999. Until then, Phillips & Drew's fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Fund are described in the Fund's Statement of Additional Information dated April 30, 1999.

   For the year ended December 31, 1998, the advisory fee paid to Phillips & Drew represented an effective annual rate of 0.16% of the Fund's average net assets before a decrease of 0.04% based on performance.

   The Fund has authorized Phillips & Drew to choose brokers or dealers to handle the purchase and sale of securities for the Fund, and to get the best available price and most favorable execution from these brokers with respect to all transactions.

   In the interest of obtaining better execution of a transaction, Phillips & Drew may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and favorable execution of a transaction, then Phillips & Drew is authorized to choose a broker who, in addition to executing the transaction, will provide research services to Phillips & Drew or the Fund. Also, the Fund may direct Phillips & Drew to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The Board of Trustees may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for Phillips & Drew or as an additional adviser. However, any such change will be communicated to shareholders in writing.


YEAR 2000 CHALLENGE

The common practice in computer programming of using just two digits to identify a year has resulted in the Year 2000 challenge throughout the information technology industry. If unchanged, many computer applications and systems could misinterpret dates occurring after December 31, 1999, leading to errors or failure. Such failure could adversely affect a fund's operations, including pricing, securities trading, and the servicing of shareholder accounts.

   The Vanguard Group is dedicated to providing uninterrupted, high-quality performance from our computer systems before, during, and after 2000. In July 1998, we completed the renovation and initial testing of our internal systems. Vanguard is diligently working with external partners, suppliers, and vendors, including fund managers and other service providers, to assure that the systems with which we interact remain operational at all times.

   In addition to taking every reasonable step to secure our internal systems and external relationships, Vanguard is further developing contingency plans intended to assure that unexpected systems failures will not adversely affect the Fund's operations. Vanguard intends to monitor these processes through the rollover of 1999 into 2000 and to quickly implement alternate solutions if necessary.

   However, despite Vanguard's efforts and contingency plans, noncompliant computer systems could have a material adverse effect on the Fund's business, operations, or financial condition. Additionally, the Fund's performance could be hurt if a computer-system failure at a company or governmental unit affects the price of securities the Fund owns.


                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that the fund earns from its holdings and the interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.


DIVIDENDS, CAPITAL GAINS, AND TAXES

The Fund distributes to shareholders virtually all of its net income (interest and dividends less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

   Dividend and capital gains distributions of Fund shares that are held as an investment option in an employer-sponsored retirement or savings plan will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Description, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.


SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange (the NAV is not calculated on holidays or other days the Exchange is closed). Net asset value per share is computed by adding up the total value of the Fund's investments and other assets, subtracting any of its liabilities (debts), and then dividing by the number of Fund shares outstanding:

                                  TOTAL ASSETS   -   LIABILITIES
               NET ASSET VALUE = ---------------------------------
                                   NUMBER OF SHARES OUTSTANDING

   Knowing the daily net asset value is useful to you as a shareholder because it indicates the current value of your investment. The Fund's NAV, multiplied by the number of shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day. Because foreign securities markets may operate on days which are not business days in the United States, the value of the Fund's holdings may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

   A NOTE ON PRICING: The Fund's investments will be priced at their market value when market quotations are readily available. When these quotations are not readily available, investments will be priced at their fair value, calculated according to procedures adopted by the Fund's Board of Trustees. The Fund also may use fair value pricing if the value of a security held by the Fund is materially affected by events occurring after the close of the primary markets or exchanges on which such security is traded. In these situations, prices used by the Fund to calculate its net asset value may differ from quoted or published prices for the underlying securities.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is INTLVAL.

10


                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1998 with a net asset value (price) of $22.64 per share. During the year, the Fund earned $.77 per share from investment income (interest and dividends) and $3.64 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

   Shareholders received $1.96 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

   The earnings ($4.41 per share) minus the distributions ($1.96 per share) resulted in a share price of $25.09 at the end of the year. This was an increase of $2.45 per share (from $22.64 at the beginning of the year to $25.09 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return from the Fund was 19.46% for the year.

   As of December 31, 1998, the Fund had $806 million in net assets. For the year, its expense ratio was 0.52% ($5.20 per $1,000 of net assets); and net investment income amounted to 2.77% of its average net assets. It sold and replaced securities valued at 39% of its net assets.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report -- along with the Fund's financial statements -- is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

-------------------------------------------------------------------------------------------
                                                   VANGUARD INTERNATIONAL VALUE FUND
                                                         YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------
                                              1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR          $ 22.64   $ 27.54   $ 31.11   $ 31.48   $ 31.04
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                          .77      .690       .82      .750       .55
 Net Realized and Unrealized Gain (Loss)
  on Investments                               3.64    (1.945)     2.20     2.185      1.08
                                            -----------------------------------------------
  Total from Investment Operations             4.41    (1.255)     3.02     2.935      1.63
                                            -----------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income         (1.06)    (.690)     (.82)    (.790)     (.56)
 Distributions from Realized Capital Gains     (.90)   (2.955)    (5.77)   (2.515)     (.63)
                                            -----------------------------------------------
  Total Distributions                         (1.96)   (3.645)    (6.59)   (3.305)    (1.19)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                $ 25.09   $ 22.64   $ 27.54   $ 31.11   $ 31.48
===========================================================================================

TOTAL RETURN                                  19.46%   -4.58%     10.22%     9.65%     5.25%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)         $   806   $   777   $   917   $   988   $ 1,053
 Ratio of Total Expenses to
  Average Net Assets                           0.52%     0.49%     0.50%     0.47%     0.34%
 Ratio of Net Investment Income to
  Average Net Assets                           2.77%     2.36%     2.50%     2.29%     1.71%
 Turnover Rate                                   39%       37%       82%       47%       40%
===========================================================================================

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a measure of past dividend income. Total return includes both past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

   In all cases, your transaction will be based on the Fund's next-determined net asset value after Vanguard receives your request (or, in the case of new contributions, the next-determined net asset value after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time, you will receive that day's net asset value.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard limits participant exchange activity to no more than FOUR SUBSTANTIVE "ROUND TRIPS" THROUGH THE FUND (at least 90 days apart) during any 12-month period. A "round trip" is a redemption from the Fund followed by a purchase back into the Fund. "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

   Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Make sure to read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.


ACCESSING FUND INFORMATION BY COMPUTER

--------------------------------------------------------------------------------
VANGUARD ON THE WORLD WIDE WEB www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.
--------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as political or financial troubles or natural disasters will weaken a country's economy.

CURRENCY RISK

The possibility that an American's foreign investment will lose money because of unfavorable currency exchange rates.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

FUND DIVERSIFICATION

Holding a variety of securities so that a fund's return is not badly hurt by the poor performance of a single security, industry, or country.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth. Reflecting market expectations for superior growth, the prices of growth stocks often are relatively high in comparison to revenue, earnings, book value, and dividends.

INTERNATIONAL STOCK FUND

A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a fund's investments.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such factors as revenue, earnings, book value, and dividends.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482-2900


FOR MORE INFORMATION

If you'd like more information about Vanguard International Value Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:


THE VANGUARD GROUP
PARTICIPANT SERVICES CENTER
P.O. BOX 2900
VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

WORLD WIDE WEB:
www.vanguard.com


INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-800-SEC-0330. Reports and other information about the Fund are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-6009.

Fund's Investment Company Act file number: 811-2968


(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

I046N - 04/30/1999

                                     PART B

                         VANGUARD TRUSTEES' EQUITY FUND


                                  (THE TRUST)


                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1999

     This Statement is not a prospectus but should be read in conjunction with the Trust's Prospectus dated April 30, 1999. To obtain the Prospectus or an additional 1998 Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Description of the Trust....................................   B-1
Investment Policies.........................................   B-3
Share Price.................................................   B-8
Purchase of Shares..........................................   B-9
Redemption of Shares........................................  B-10
Yield and Total Return......................................  B-10
Fundamental Investment Limitations..........................  B-11
Management of the Trust.....................................  B-12
Investment Advisory Services................................  B-16
Portfolio Transactions......................................  B-18
Performance Measures........................................  B-18
Financial Statements........................................  B-21

                            DESCRIPTION OF THE TRUST

ORGANIZATION


     The Trust was organized as a Maryland corporation in 1979, reorganized as a Pennsylvania business trust in 1984, then reorganized as a Delaware business trust in August, 1998. Prior to its reorganization as a Delaware business trust, the Trust was known as Vanguard/Trustees' Equity Fund. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following fund and class of shares: VANGUARD INTERNATIONAL VALUE FUND (the Fund).


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that the Trust may issue for a single fund or class of shares.

SERVICE PROVIDERS

     CUSTODIAN. Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245 serves as the Trust's custodian. The custodian is responsible for maintaining the Fund's assets and keeping all necessary accounts and records.


     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 30 South 17th Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent accountants. The accountants audit financial statements for the Trust and provide other related services.

     TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

CHARACTERISTICS OF THE TRUST'S SHARES


     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Trust's shares, other than the possible future termination of the Trust or its fund. The Trust or its fund may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the fund. Unless terminated by reorganization or liquidation, the Trust and its fund will continue indefinitely.


     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Trust will not be personally liable for payment of the Trust's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Trust obligation only if the Trust itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a fund are entitled to receive any dividends or other distributions declared for such fund. No shares have priority or preference over any other shares of the same fund with respect to distributions. Distributions will be made from the assets of a fund, and will be paid ratably to all shareholders of the fund (or class) according to the number of shares of such fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the Trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove Trustees upon the written request of shareholders representing 10% or more of the Trust's net assets, and to change any fundamental policy of the Trust. Shareholders of the Trust receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the net assets of the applicable fund of the Trust.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of the Trust.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of the Trust.

     REDEMPTION PROVISIONS. The Trust's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

     SINKING FUND PROVISIONS.  The Trust has no sinking fund provisions.

     CALLS OR ASSESSMENT. The Trust's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE TRUST

     The Trust qualifies as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Trust must comply with certain requirements. If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Trust could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                              INVESTMENT POLICIES

     The following policies supplement the investment objective and policies set forth in the Trust's Prospectus:

     FOREIGN INVESTMENTS. Under normal circumstances, at least 65% of Vanguard International Value Fund's assets will be invested in foreign stocks in at least three different countries. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     CURRENCY RISK. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since Vanguard International Value Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of Vanguard International Value Fund permit it to enter into forward foreign currency exchange contracts in order to hedge the Fund's holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts Vanguard International Value Fund may make or enter into will be subject to the special currency rules described above.

     COUNTRY RISK. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. In particular, emerging markets, which are countries that are becoming industrialized (also called developing economies), can be substantially more volatile than both U.S. and more developed foreign markets. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodian arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodian arrangements for handling the U.S. Fund's securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies comprising Vanguard International Value Fund.

     FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

     A shareholder that is a nonresident alien for U.S. tax purposes may be subject to adverse U.S. tax consequences. For example, dividends and short-term capital gains paid by the fund will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if applicable). Foreign investors are urged to consult their tax advisers regarding the U.S. tax treatment of ownership of shares in the Fund.

     FUTURES CONTRACTS. The Fund may enter into futures contracts, options, options on futures contracts and foreign currency futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency. Assets committed to futures contracts will be segregated to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits that may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the market value of the underlying securities. The Fund will not use futures and options for speculative purposes. The Fund will use futures and options to simulate full investment in underlying securities while retaining a cash balance for fund management purposes.

     Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, each Fund expects that approximately 75% of its futures contract purchases will be "completed"; that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the exposure of Fund income to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of U.S. Government securities.


     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.



     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying interest rate futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge its portfolio. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.


     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the investment adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying security and sold it after the decline.



     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. The Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the fund.


     In order for the Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered qualifying income for purposes of the 90% requirement.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker, or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Trustees will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement with the Fund.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within the control of the fund and therefore the realization by a fund on such collateral may be automatically stayed. Finally, it is possible that a fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on the Fund's books.

     The Fund may invest in restricted, privately placed securities that, under SEC rules, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities -- meaning that they could be difficult for the Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by the Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Fund's Board of Trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. While the Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the Board oversees and retains ultimate responsibility for the adviser's decisions. Several factors the Board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.


     LENDING OF SECURITIES. The Fund may lend its investment securities on a short-term or long-term basis to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms, the structure, and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules and Regulations or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets, and require that: (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by a fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Trust's Board of Trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Trustees. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Fund to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The Board of Trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.


     TEMPORARY INVESTMENTS. The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and
(d) other money market instruments. There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.


                                  SHARE PRICE


     The Fund's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (the Exchange) generally 4:00 p.m. Eastern time on each day the Exchange is open for trading.


     Portfolio securities for which market quotations are readily available (includes those securities listed on national securities exchanges, as well as those quoted on the NASDAQ Stock Market) will be valued at the last quoted sales price on the day the valuation is made. Such securities which are not traded on the valuation date are valued at the mean of the bid and ask prices. Price information on exchange-listed securities is taken from the exchange where the security is primarily traded. Any foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

     Short-term instruments (those acquired with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.


     Foreign securities are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time the Fund is valued. Prices are obtained from the broadest and most representative market on which the securities trade. If events which materially affect the value of the Fund's investments occur after the close of the securities markets on which such securities are primarily traded, those investments may be valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


     In determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using the officially quoted daily exchange rates used by Morgan Stanley Capital International in calculating various benchmarking indices. This officially quoted exchange rate may be determined prior to or after the close of a particular securities market. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Trustees deems in good faith to reflect fair value.


     The share price for the Fund can be found daily in the mutual fund listings of most major newspapers under the heading of "Vanguard Funds".


                               PURCHASE OF SHARES


     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of trading on the Exchange, generally 4 p.m. Eastern time on each day the Exchange is open for business, and on any other day on which there is sufficient trading in the Fund's investment securities to materially affect the Fund's net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.



     The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.


TRADING SHARES THROUGH CHARLES SCHWAB


     The Trust has authorized Charles Schwab & Co., Inc. (Schwab) to accept on its behalf purchase and redemption orders under certain terms and conditions. Schwab is also authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf subject to those terms and conditions. Under this arrangement, the Trust will be deemed to have received a purchase or redemption order when Schwab or, if applicable, Schwab's authorized designee, accepts the order in accordance with the Trust's instructions. Customer orders that are properly transmitted to the Trust by Schwab, or if applicable, Schwab's authorized designee, will be priced as follows:


     Orders received by Schwab before 3 p.m. Eastern time on any business day, will be sent to Vanguard that day and your share price will be based on the Fund's net asset value calculated at the close of trading that day. Orders received by Schwab after 3 p.m. Eastern time, will be sent to Vanguard on the following business day and your share price will be based on the Fund's net asset value calculated at the close of trading that day.

                              REDEMPTION OF SHARES


     The Trust may suspend redemption privileges or postpone the date of payment: (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Trust to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.



     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Trust.



     SIGNATURE GUARANTEES. To protect your account, the Trust, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Trust to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s) and/or to an address other than the address of record; and (2) share transfer requests. These requirements may be waived by the Trust in certain instances.


     A guarantor must be a bank, a trust company, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. Notaries public are not acceptable signature guarantors.

                             YIELD AND TOTAL RETURN

     The average annual total return of the Fund for the following periods ended December 31, 1998 is set forth below:

                                        1 YEAR ENDED    5 YEARS ENDED    10 YEARS ENDED
                                         12/31/1998      12/31/1998        12/31/1998
                                        ------------    -------------    --------------
Vanguard International Value Fund.....     +19.46%          +7.71%            +7.70%

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the Fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)(1/n) - 1

     Where:

        T    =    average annual total return
        P    =    a hypothetical initial investment of $1,000
        n    =    number of years
        ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

CUMULATIVE TOTAL RETURN

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

     Where:

        C    =    cumulative total return
        P    =    a hypothetical initial investment of $1,000
        ERV  =    ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        YIELD = 2[((a - b)/cd+1)(6)- 1]

     Where:

        a    =    dividends and interest earned during the period.
        b    =    expenses accrued for the period (net of reimbursements).
        c    =    the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
        d    =    the maximum offering price per share on the last day of the period.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

     The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of the Fund's shares means shares representing the lesser of: (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Fund's net asset value are present or represented by proxy; or (ii) more than 50% of the Fund's net asset value.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.


     COMMODITIES. The Fund may not invest in commodities, except that it may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.


     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies or instrumentalities.


     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except: by purchasing fixed income securities that are publicly distributed; by entering into repurchase agreements, provided, however, that repurchase agreements maturing in more than seven days, together with securities which do not have readily available market quotations, will not exceed 15% of the Fund's total assets; by lending its portfolio securities; or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


     OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas or other mineral exploration, or development programs.



     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


     PUT OR CALL OPTIONS. The Fund may not purchase or write put or call options, except as permitted by the Fund's investment policies relating to commodities.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.


     None of these limitations prevents the Fund from participating in The Vanguard Group (Vanguard). Because the Trust is a member of the Group, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirement. See "Management of the Trust" for more information.


                            MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS


     The officers of the Trust manage its day-to-day operations and are responsible to the Trust's Board of Trustees. The Trustees set broad policies for the Trust and choose its officers. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupa-tions during the past five years. As a group, the Trust's Trustees and officers own less than 1% of the outstanding shares of the Trust. Each Trustee also serves as a Director of The Vanguard Group, Inc., and as a Trustee of each of the 36 investment companies administered by Vanguard (35 in the case of Mr. Malkiel and 28 in the case of Mr. MacLaury). The mailing address of the Trustees and officers of the Trust is Post Office Box 876, Valley Forge, PA 19482.


JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
Senior Chairman and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group; Director of The Mead Corp. (Paper Products), General Accident Insurance, and Chris-Craft Industries, Inc. (Broadcasting & Plastics Manufacturer).


JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer and Trustee*


Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.


JOANN HEFFERNAN HEISEN, (DOB: 1/25/50) Trustee

Vice President, Chief Information Officer, and member of the Executive Committee of Johnson and Johnson (Pharmaceuticals/Consumer Products); Director of Johnson & Johnson*MERCK Consumer Pharmaceuticals Co., Women First HealthCare, Inc. (Research and Education Institution), Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.


BRUCE K. MACLAURY, (DOB: 5/7/1931) Trustee
President Emeritus of The Brookings Institution (Independent Non-Partisan Research Organization); Director of American Express Bank, Ltd., The St. Paul Companies, Inc. (Insurance and Financial Services), and National Steel Corp.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co. (Investment Management), The Jeffrey Co. (Holding Company), and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Trustee
Chairman, President, Chief Executive Officer, and Director of NACCO Industries (Machinery/Coal/Appliances); Director of The BFGoodrich Co. (Aircraft Systems/Manufacturing/Chemicals), and The Standard Products Co. (Rubber Products Company).

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
President and Chief Executive Officer of The Nature Conservancy (Non-Profit Conservation Group); Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries (Machinery/Coal/Appliances), and Newfield Exploration Co. (Energy); formerly, Director and Senior Partner of McKinsey & Co., and President of New York University.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp..

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
Chairman and Chief Executive Officer of Rohm & Haas Co. (Chemicals); Director of Cummins Engine Co. (Diesel Engine Company), and The Mead Corp. (Paper Products); and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
Managing Director of The Vanguard Group, Inc.; Secretary of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, (DOB: 5/21/1957) Treasurer*
Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

ROBERT D. SNOWDEN, (DOB: 9/4/1961) Controller*

Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
*Officers of the Trust are "interested persons" as defined in the 1940 Act.

THE VANGUARD GROUP


     Vanguard Trustees' Equity Fund is a member of The Vanguard Group of Investment Companies which consists of more than 35 investment companies (the Trusts). Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Trust and the other Trusts in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Trusts.



     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Trusts and also furnishes the Trusts with necessary office space, furnishings, and equipment. Each Trust pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Trustees of each Trust. In addition, each Trust bears its own direct expenses, such as legal, auditing, and custodian fees.


     Vanguard adheres to a Code of Ethics established pursuant to Rule 17j-1 under the 1940 Act. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines similar to, and in many cases more restrictive than, those recommended by a blue ribbon panel of mutual fund industry executives.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Trusts has invested are adjusted from time to time in order to maintain the proportionate relationship between each Trust's relative net assets and its contribution to Vanguard's capital. At December 31, 1998, the Trust had contributed capital of $147,000 to Vanguard, representing 0.02% of the Fund's net assets and 0.2% of Vanguard's capitalization. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard Trust may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard Trust may contribute to Vanguard's capitalization.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Trusts by third parties.


     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the Trust. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The Trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Trust, and whether to organize new investment companies.


     One half of the distribution expenses of a marketing and promotional nature is allocated among the Trusts based upon their relative net assets. The remaining one half of these expenses is allocated among the Trusts based upon each Trust's sales for the preceding 24 months relative to the total sales of the Trusts as a Group, provided, however, that no Trust's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no Trust shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal years ended December 31, 1996, 1997, and 1998, the Fund incurred approximately $2,567,000, $2,492,000, and

$2,719,000, of The Vanguard Group's management (including transfer agency), distribution, and marketing expenses.


     INVESTMENT ADVISORY SERVICE. Vanguard provides investment advisory services to several Vanguard Trusts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Trusts utilizing these services.

TRUSTEE COMPENSATION


     The same individuals serve as Trustees of all Vanguard Trusts (with two exceptions, which are noted in the table below), and each Trust pays a proportionate share of the Trustees' compensation. The Trusts employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Trusts.


     INDEPENDENT TRUSTEES.  The Trusts compensate their independent
Trustees -- that is, the ones who are not also officers of the Trust -- in three ways:

     - The independent Trustees receive an annual fee for their service to the Trust, which is subject to reduction based on absences from scheduled Board meetings.

     - The independent Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

     - Upon retirement, the independent Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until each Trustee's death.


     "INTERESTED" TRUSTEES. The Trust's interested Trustees -- Messrs. Bogle and Brennan receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.


     COMPENSATION TABLE. The following table provides compensation details for each of the Trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Trust for each Trustee. In addition, the table shows the total amount of benefits that we expect each Trustee to receive from all Vanguard Trusts upon retirement, and the total amount of compensation paid to each Trustee by all Vanguard Trusts. All information shown is for the fiscal year ended December 31, 1998.

                         VANGUARD TRUSTEES' EQUITY FUND
                               COMPENSATION TABLE

                                AGGREGATE     PENSION OR RETIREMENT       ESTIMATED         TOTAL COMPENSATION
                               COMPENSATION    BENEFITS ACCRUED AS     ANNUAL BENEFITS   FROM ALL VANGUARD TRUSTS
NAMES OF TRUSTEES               FROM TRUST    PART OF TRUST EXPENSES   UPON RETIREMENT     PAID TO TRUSTEES(1)
-----------------              ------------   ----------------------   ---------------   ------------------------
John C. Bogle................       None               None                   None                  None
John J. Brennan..............      None                  None                 None                  None
Barbara Barnes
  Hauptfuhrer(2).............      $207                   $28              $15,000               $75,000
JoAnn Heffernan Heisen.......      $103                   $12              $15,000               $37,500
Robert E. Cawthorn(2)........      $ 86                   $19              $ 6,000               $31,250
Bruce K. MacLaury............      $217                   $20              $12,000               $70,000
Burton G. Malkiel............      $208                   $20              $15,000               $75,000
Alfred M. Rankin, Jr. .......      $207                   $15              $15,000               $75,000
John C. Sawhill..............      $207                   $19              $15,000               $75,000
James O. Welch, Jr. .........      $207                   $21              $15,000               $75,000
J. Lawrence Wilson...........      $207                   $16              $15,000               $75,000

(1) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Trustee of 36 Vanguard Trusts (35 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).

(2) Mr. Cawthorn and Mrs. Hauptfuhrer have retired from the Trust's Board, effective May 31, 1998, and December 31, 1998, respectively.

                          INVESTMENT ADVISORY SERVICES


     The investment adviser to Vanguard International Value Fund is Phillips & Drew (formerly known as UBS International Investment London Limited), Triton Court, 14 Finsbury Square, London, England EC2A 1PD. Phillips & Drew provides investment management services to numerous institutional accounts, such as corporate pension plans, endowment funds, and individual investors. Under an Investment Advisory Agreement with the Fund, dated March 31, 1996, Phillips and Drew, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objective and policies of the Fund, manages the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of Phillips & Drew to make investment decisions for Vanguard International Value Fund and to place the Fund's purchase and sale orders for investment securities.


     As compensation for the services rendered by Phillips & Drew under the Agreement, and the assumption by Phillips & Drew of the expenses related thereto (other than the cost of securities purchased for Vanguard International Value Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and/or sale of such securities), the Fund pays Phillips & Drew an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end assets of the Fund, for the quarter.

NET ASSETS                                           RATE
----------                                           ----
First $50 million..................................  0.475%
Next $450 million..................................  0.150%
Next $500 million..................................  0.120%
Over $1 billion....................................  0.110%


     The basic fee paid to Phillips & Drew (Basic Fee), shall be increased or decreased by applying an incentive/penalty adjustment to the Basic Fee reflecting the investment performance of the Fund relative to the return of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI-EAFE) Index. The following table sets forth the fee payable by the Fund to Phillips & Drew based upon the incentive/penalty adjustment:



DIFFERENTIAL VERSUS MSCI-EAFE INDEX                   ADJUSTMENT*
-----------------------------------                   -----------
+13.5% points or more............................   -0.50 X Basic Fee
Between +4.5% points and +13.5 points above......   +0.25 X Basic Fee
Between +4.5% points and 0% points...............       0 X Basic Fee
Between 0% points and -9% points below...........   -0.25 X Basic Fee
-9% points or more below.........................   -0.50 X Basic Fee


* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same time period which the performance is measured.

     Through the quarter ending June 30, 1999, the incentive/penalty fee for Phillips & Drew will be calculated according to the following transition rules:

          (a) April 1, 1997 through June 30, 1999. Beginning with the quarter ending June 30, 1997 and through the quarter ending June 30, 1999, the incentive/penalty fee will be computed based upon a comparison of the investment performance of the Fund and that of the MSCI-EAFE over the number of months that have elapsed between July 1, 1996 and the end of the quarter for which the fee is computed. Performance differentials vs. the MSCI-EAFE listed above shall increase proportionately from quarter to quarter from 4.5% and -3%, respectively, for the twelve months ending June 30, 1997, to 13.5% and -9%, respectively, for the thirty-six months ending June 30, 1999.

          (b) On and after June 30, 1999. For the quarter ending June 30, 1999 and thereafter, the period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be +13.5% and -9%.


     The investment performance of the Fund, for any period, expressed as a percentage of the "Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Portfolio Unit Value during such period;
(ii) the unit value of the Fund's cash distributions from the Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of taxes paid including withholding taxes and capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Portfolio.

     The "Portfolio Unit Value" will be determined by dividing the total net assets of the Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Portfolio will equal the total shares outstanding of the Fund. After such initial date, as assets are added to or withdrawn from the Portfolio, the number of units of the Portfolio will be adjusted based on the unit value of the Portfolio on the day such changes are executed.

     For the purposes of determining the incentive/penalty fee adjustment, the Portfolio's net assets will be averaged over the same period as the investment performance of those assets and the investment record of the MSCI-EAFE Index are computed.


     During the period beginning April 1, 1996 through December 31, 1996 and the fiscal years ended December 31, 1997 and 1998, Vanguard International Value Fund paid Phillips & Drew advisory fees totaling $1,086,000 (.11% of the Fund's average net assets), $1,371,000 (.15% of the Fund's average net assets) and $1,321,000 (.16% of the Fund's average net assets), before a decrease of $353,000 based on performance, respectively.



PRIOR INVESTMENT ADVISER FOR VANGUARD INTERNATIONAL VALUE FUND



     From its inception until April 1, 1996, Vanguard International Value Fund employed Batterymarch Financial Management as its investment adviser. During the period beginning January 1, 1996 through April 1, 1996, Vanguard International Value Fund paid Batterymarch Financial Management advisory fees totaling $378,000 (.04 of 1% of average net assets) before a decrease of $94,000 based on performance.


MORE INFORMATION ON ADVISERS' INCENTIVE/PENALTY FEES


     In April 1972, the Commission issued Release No. 7113 under the 1940 Act to call attention of trustees and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the staff of the Commission) indicate that as a 'rule of thumb' the performance difference should be at least +10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made". The Release concludes that the trustees of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Trustees of the Fund has fully considered the Release and believes that the performance adjustments as included in the advisory agreements are entirely appropriate although not within the +10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreement with Phillips & Drew the maximum performance adjustment is made at a difference of +13.5, +4.5, and -9 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +4.5, +1.5, and -3 percentage points difference per year.

DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS

     The agreement with Phillips & Drew is renewable, for successive one-year periods, if specifically approved at least annually by vote of the Board of Trustees of the Fund at a meeting called for the purpose of considering such approval. The Board's approval must include the affirmative votes of a majority of the Trustees who are neither parties to the agreement or interested persons of such parties. The agreement may be terminated at any time, without penalty, by vote of the Board of Trustees of the Trust on 60 days' written notice to the investment adviser, or by the investment adviser on 90 days' written notice to the Trust. An agreement will automatically terminate in the event of its assignment.

     The Fund's Board of Trustees may, without the approval of shareholders, provide for:

          (i) the employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser;

          (ii) a change in the terms of an advisory agreement; and

          (iii) the continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will be communicated to shareholders in writing.

CONTROL OF THE ADVISERS


     Phillips & Drew Limited, owner of Phillips & Drew International Investment Ltd. (P&DII) (formerly UBS International Investment London Limited), is the "controlling person" (as that term is defined in the rules and regulations of the Commission) of P&DII. UBS AG is the beneficial owner of 100% of the outstanding equity securities of Phillips & Drew Holding Ltd*., which, in turn, is the 100% beneficial owner of Phillips & Drew Limited, the 100% shareholder of P&DII.



*UBS AG holds 100% voting 'A' shares in Phillips & Drew Holding Ltd. Non Voting 'B' shares are held by UBS Assets (UK) Limited, itself a wholly owned subsidiary of UBS AG.


                             PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes the investment adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund, and directs the investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund.

     Some securities considered for investment by the Fund may also be appropriate for other clients served by the investment adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the investment adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the investment adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser, and the results of such allocations, are subject to periodic review by the Fund's Board of Trustees.


     During the years ended December 31, 1996, 1997, and 1998 the Fund paid $13,290,992, $2,431,609 and $1,467,221, respectively, in brokerage commissions.


                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member trusts of The Vanguard Group of Investment Companies.

     Vanguard Trustees' Equity Fund may use one or more, of the following unmanaged indexes for comparative performance purposes:

     STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX -- includes stocks selected by Standard & Poor's Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

     STANDARD & POOR'S MIDCAP 400 INDEX -- is composed of 400 medium sized domestic stocks.

     STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX -- contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

     STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX -- contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

     RUSSELL 1000 VALUE INDEX -- consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

     WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

     WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

     RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

     RUSSELL 2000 STOCK INDEX -- composed of the 2,000 smallest stocks contained in the Russell 3000 representing approximately 7% of the Russell 3000 total market capitalization.

     RUSSELL 2000(R) VALUE INDEX -- contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

     MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia, and the Far East.

     GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

     SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     LEHMAN LONG-TERM TREASURY BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury securities with maturities of 10 years or greater.

     MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

     LEHMAN CORPORATE (Baa) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

     LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rated, nonconvertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

     BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

     STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

     NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

     COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting of a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard and Poor's Utilities Index, and 12.5% Standard & Poor's Telephone Index).

     COMPOSITE INDEX -- 65% Standard and Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

     LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $5 trillion.

     LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

     LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE
INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

     LEHMAN BROTHERS LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.

     LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company.

     From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

     LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

     LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

     LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

                              FINANCIAL STATEMENTS

     The Trust's financial statements as of and for the year ended December 31, 1998 appearing in the Trust's 1998 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of the performance, please see the Trust's Annual Report to Shareholders, which may be obtained without charge.